EXHIBIT 10.1

THIS NOTE AND THE SHARES ISSUABLE UPON CONVERSION OF THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS.  THIS NOTE AND THE SHARES ISSUABLE UPON CONVERSION OF THIS NOTE MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS NOTE UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO GUARDIAN 8 HOLDINGS THAT SUCH REGISTRATION IS NOT REQUIRED.

CONVERTIBLE TERM NOTE

DATED: October 13, 2011

FOR VALUE RECEIVED, GUARDIAN 8 HOLDINGS, a Nevada corporation (the “Borrower”), hereby promises to pay to C. Stephen Cochennet (the “Holder”) or its registered assigns or successors in interest, on order, the sum of One Hundred Thousand Dollars ($100,000)(the “Principal Amount”) together with any accrued and unpaid interest hereon, on April 12, 2012 (the “Maturity Date”) if not sooner paid.

The following terms shall apply to this Note:

1. Interest Rate.  Interest payable on this Note shall accrue at a rate per annum (the “Interest Rate”) equal to ten percent (10%) per annum.  Interest on the Principal Amount shall be payable in full on the Maturity Date, whether by acceleration or otherwise.  In the event of the redemption or conversion of all or any portion of the Principal Amount, accrued interest on the amount so redeemed or converted shall be paid on the date of redemption or conversion, as the case may be.

2. Payment of Principal Amount.   The Borrower shall pay the Holder the entire Principal Amount of this Note, if not earlier converted or redeemed, on the Maturity Date in one lump sum payment.

3. Optional Redemption of Principal Amount.  The Borrower will have the option of prepaying the outstanding Principal Amount (“Optional Amortizing Redemption”), in whole or in part, by paying to the Holder a sum of money equal to one hundred percent (100%) of the Principal Amount to be redeemed, together with accrued but unpaid interest thereon and any and all other sums due, accrued or payable to the Holder arising under this Note (the “Redemption Amount”) on the Redemption Payment Date (as defined below).  The Borrower shall deliver to the Holder a notice of redemption (the “Notice of Redemption”) specifying the date for such Optional Redemption (the “Redemption Payment Date”), which date shall be not less than seven (7) business days after the date of the Notice of Redemption (the “Redemption Period”).  On the Redemption Payment Date, the Redemption Amount shall be paid in good funds to the Holder.  In the event the Borrower fails to pay the Redemption Amount on the Redemption Payment Date as set forth herein, then such Notice of Redemption will be null and void.

4. Holder’s Conversion Rights.  At any time the Holder shall have the right, but not the obligation, to convert all or any portion of the then aggregate outstanding Principal Amount of this Note, together with interest due hereon, into shares of restricted common stock in the Borrower (the “Shares”), subject to the terms and conditions set forth herein.  The Holder may exercise such right by delivery to the Borrower of a written Notice of Conversion (as set forth below).  The Shares to be issued upon such conversion are herein referred to as the “Conversion Shares.”

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(a)
In the event that the Holder elects to convert any amounts outstanding under this Note into Shares, the Holder shall give notice of such election by delivering an executed and completed notice of conversion (a “Notice of Conversion”) to the Borrower, which Notice of Conversion shall provide a breakdown in reasonable detail of the Principal Amount and accrued interest being converted.  On each Conversion Date (as hereinafter defined) and in accordance with its Notice of Conversion, the Holder shall make the appropriate reduction to the Principal Amount and accrued interest as entered in its records and shall provide written notice thereof to the Borrower within two (2) business days after the Conversion Date.  Each date on which a Notice of Conversion is delivered or faxed to the Borrower in accordance with the provisions hereof shall be deemed a “Conversion Date”.  A form of Notice of Conversion to be employed by the Holder is annexed hereto as Exhibit A.

(b)
Pursuant to the terms of a Notice of Conversion, the Borrower shall deliver to the Holder a certificate representing the Conversion Shares within three (3) business days after the expiration of the period set forth in Section 4(d) below (the “Delivery Date”).  In the case of the exercise of the conversion rights set forth herein the conversion privilege shall be deemed to have been exercised and the Conversion Shares issuable upon such conversion shall be deemed to have been issued upon the date of receipt by the Borrower of the Notice of Conversion.  The Holder shall be treated for all purposes as the record holder of such Shares, unless the Holder provides the Borrower written instructions to the contrary.

(c)	The number of Shares to be issued upon each conversion of this Note shall be determined by dividing that portion of the Principal Amount and interest to be converted, if any, by 0.35.

(d)
Upon the receipt of a Conversion Notice from Holder, the Borrower shall have fifteen (15) days to redeem the Principal Amount and accrued interest specified in the Conversion Notice. If upon expiration of the period specified above, the Borrower does not redeem the amount specified in the Conversion Notice, the Borrower shall deliver the Shares to the Holder as specified herein.

5. Issuance of Replacement Note.  Upon any partial conversion of this Note, a replacement Note containing the same date and provisions of this Note shall, at the written request of the Holder, be issued by the Borrower to the Holder for the outstanding Principal Amount of this Note and accrued interest which shall not have been converted or paid.

6. Warrant. For every one dollar ($1.00) in original Principal Amount of this Note, the Borrower shall issue the Holder one (1) warrant, as further described and subject to the terms and conditions of the Warrant Agreement attached hereto as Exhibit B.

7. Events of Default. Upon the occurrence and continuance of an Event of Default beyond any applicable grace period, the Holder may make all sums of principal, interest and other fees then remaining unpaid hereon and all other amounts payable hereunder immediately due and payable.  In the event of such an acceleration, the amount due and owing to the Holder shall be 100% of the outstanding principal amount of the Note (plus accrued and unpaid interest and fees, if any) (the “Default Payment”).  The Default Payment shall be first applied to accrued and unpaid interest due on the Note and then to outstanding principal balance of the Note.

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The occurrence of any of the following events is an “Event of Default”:

i.
Failure to Pay Principal, Interest or other Fees.  The Borrower fails to pay when due any installment of principal or interest hereon in accordance herewith, and such failure shall continue for a period of thirty (30) days following the date upon which any such payment was due.

ii.
Receiver or Trustee.  The Borrower shall make an assignment for the benefit of creditors, or apply for or consent to the appointment of a receiver or trustee for it or for a substantial part of its property or business; or such a receiver or trustee shall otherwise be appointed.

iii.
Judgments.  Any money judgment, writ or similar final process shall be entered or filed against the Borrower or its property or other assets for more than $500,000, and shall remain unvacated, unbonded or unstayed for a period of thirty (30) days.

iv.
Bankruptcy. Bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings or relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Borrower.

8. Failure or Indulgence Not Waiver.  No failure or delay on the part of the Holder hereof in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.  All rights and remedies existing hereunder are cumulative to, and not exclusive of, any rights or remedies otherwise available.

9. Notices.  Any notice herein required or permitted to be given shall be in writing and shall be deemed effectively given:  (a) upon personal delivery to the party notified, (b) when sent by confirmed facsimile if sent during normal business hours of the recipient, if not, then on the next business day, (c) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt.  All communications shall be sent to the Borrower at: Guardian 8 Holdings, 11900 College Blvd., Suite 204, Overland Park, KS  66210, facsimile number 913-317-8858 and to the Holder at the address and facsimile number set forth on the signature page of this Note, or at such other address as the Borrower or the Holder may designate by ten days advance written notice to the other parties hereto.

10. Amendment Provision.  The term “Note” and all reference thereto, as used throughout this instrument, shall mean this instrument as originally executed, or if later amended or supplemented, then as so amended or supplemented, and any successor instrument issued hereunder, as it may be amended or supplemented.

11. Assignability.  This Note shall be binding upon the Borrower and its successors and assigns, and shall inure to the benefit of the Holder and its successors and assigns, and may not be assigned by the Borrower without the consent of the Holder.

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12. Governing Law.  This Note shall be governed by and construed in accordance with the laws of the State of Nevada, without regard to principles of conflicts of laws.  Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the state courts of Nevada or in the federal courts located in the State of Nevada.  Both parties agree to submit to the jurisdiction of such courts.  The prevailing party shall be entitled to recover from the other party its reasonable attorney’s fees and costs.  In the event that any provision of this Note is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or unenforceability of any other provision of this Note. Nothing contained herein shall be deemed or operate to preclude the Holder from bringing suit or taking other legal action against the Borrower in any other jurisdiction to collect on the Borrower’s obligations to Holder, to realize on any collateral or any other security for such obligations, or to enforce a judgment or other court in favor of the Holder.

13. Construction.  Each party acknowledges that its legal counsel participated in the preparation of this Note and, therefore, stipulates that the rule of construction that ambiguities are to be resolved against the drafting party shall not be applied in the interpretation of this Note to favor any party against the other.

IN WITNESS WHEREOF, the Borrower has caused this Note to be signed in its name effective as of this 13th day of October, 2011.

GUARDIAN 8 HOLDINGS

By: /s/ Steve Cochennet

Steve Cochennet, CEO/President
HOLDER:

By: /s/ C. Stephen Cochennet
       C. Stephen Cochennet

Address: 12101 NW Crooked Road, Parkville, MO  64152

Facsimile Number: 913-693-4601

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EXHIBIT A

NOTICE OF CONVERSION

(To be executed by the Holder in order to convert all or part of the Note into Shares)

[Name and Address of Holder]

The Undersigned hereby converts  $_________ of the principal due on April 12, 2012 under the Convertible Term Note issued by Guardian 8 Holdings dated October 13, 2011 by delivery of Shares in Guardian 8 Holdings on and subject to the conditions set forth in the Note.

1.           Date of Conversion                                           _______________________

2.           Shares To Be Delivered:                                           _______________________

By:_______________________________

Name:_____________________________

Title:______________________________

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EXHIBIT B

WARRANT

THE SECURITY EVIDENCED HEREBY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR QUALIFIED UNDER ANY APPLICABLE STATE SECURITIES LAW, AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR QUALIFICATION OR AN EXEMPTION THEREFROM UNDER SUCH ACT OR ANY APPLICABLE STATE SECURITIES LAWS.  AS A CONDITION TO SALE OR OTHER TRANSFER OF THE SECURITY, THE COMPANY MAY, AT ITS OPTION, REQUIRE THE PROPOSED TRANSFEROR HEREOF TO DELIVER TO THE COMPANY AN OPINION OF COUNSEL, WHICH OPINION AND WHICH COUNSEL SHALL BE SATISFACTORY TO THE COMPANY, TO THE EFFECT THAT SUCH REGISTRATION OR QUALIFICATION IS NOT REQUIRE FOR SUCH PROPOSED SALE OR OTHER TRANSFER.

THE TRANSFER OF THIS WARRANT IS RESTRICTED AS DESCRIBED HEREIN

GUARDIAN 8 HOLDINGS

Warrant for the Purchase
of
100,000 Shares of Common Stock, Par Value $0.001 Per Share

Warrant Number: W0001-2011 October 13, 2011

THIS CERTIFIES that, for value received, C. Stephen Cochennet (together with all permitted assigns, the “Holder”) is entitled to subscribe for, and purchase from, Guardian 8 Holdings, a Nevada corporation (the “Company”), upon the terms and conditions set forth herein, at any time or from time to time during the period commencing on the date immediately following the date first set forth above (the “Initial Exercise Date”) and terminating at 5:00 p.m., Central Standard time, on [three year anniversary date of Note] (the “Exercise Period”), one hundred thousand (100,000) shares of Common Stock, exercisable at an exercise price per share equal to thirty-five cents ($0.35); provided, however, that upon the occurrence of any of the events specified in Section 5 hereof, the rights granted by this Warrant, including the number of shares of Common Stock to be received upon such exercise, shall be adjusted as therein specified.

Each share of Common Stock issuable upon the exercise hereof shall be hereinafter referred to as a “Warrant Share.”

Section 1                      Exercise of Warrant.

This Warrant may be exercised during the Exercise Period, either in whole or in part, by the surrender of this Warrant (with the election at the end hereof duly executed) to the Company at its office at 11900 College Blvd., Suite 204, Overland Park, Kansas  66210, or at such other place as is designated in writing by the Company, together with a certified or bank cashier’s check payable to the order of the Company in an amount equal to the product of the Exercise Price and the number of Warrant Shares for which this Warrant is being exercised.

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Section 2                      Rights Upon Exercise; Delivery of Securities.

Upon each exercise of the Holder’s rights to purchase Warrant Shares, the Holder shall be deemed to be the holder of record of the Warrant Shares, notwithstanding that the transfer books of the Company shall then be closed or certificates representing the Warrant Shares with respect to which this Warrant was exercised shall not then have been actually delivered to the Holder.  As soon as practicable after each such exercise of this Warrant, the Company shall issue and deliver to the Holder a certificate or certificates representing the Warrant Shares issuable upon such exercise, registered in the name of the Holder or its designee.  If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a Warrant evidencing the right of the Holder to purchase the balance of the aggregate number of Warrant Shares purchasable hereunder as to which this Warrant has not been exercised or assigned.

Section 3                      Registration of Transfer and Exchange.

Any Warrants issued upon the transfer or exercise in part of this Warrant shall be numbered and shall be registered in a warrant register (the “Warrant Register”) as they are issued.  The Company shall be entitled to treat the registered holder of any Warrant on the Warrant Register as the owner in fact thereof for all purposes, and shall not be bound to recognize any equitable or other claim to, or interest in, such Warrant on the part of any other person, and shall not be liable for any registration or transfer of Warrants which are registered or to be registered in the name of a fiduciary or the nominee of a fiduciary unless made with the actual knowledge that a fiduciary or nominee is committing a breach of trust in requesting such registration of transfer, or with the knowledge of such facts that its participation therein amounts to bad faith.  This Warrant shall be transferable on the books of the Company only upon delivery thereof duly endorsed by the Holder or by his duly authorized attorney or representative, or accompanied by proper evidence of succession, assignment, or authority to transfer.  In all cases of transfer by an attorney, executor, administrator, guardian, or other legal representative, duly authenticated evidence of his, her, or its authority shall be produced.  Upon any registration of transfer, the Company shall deliver a new Warrant or Warrants to the person entitled thereto.  This Warrant may be exchanged, at the option of the Holder thereof, for another Warrant, or other Warrants of different denominations, of like tenor and representing in the aggregate the right to purchase a like number of Warrant Shares (or portions thereof), upon surrender to the Company or its duly authorized agent.  Notwithstanding the foregoing, the Company shall have no obligation to cause Warrants to be transferred on its books to any person if, in the opinion of counsel to the Company, such transfer does not comply with the provisions of the Securities Act and the rules and regulations thereunder.

Section 4                      Reservation of Shares.

The Company shall at all times reserve and keep available out of its authorized and unissued Common Stock, solely for the purpose of providing for the exercise of this Warrant, such number of shares of Common Stock as shall, from time to time, be sufficient therefor.  The Company represents that all shares of Common Stock issuable upon exercise of this Warrant are duly authorized and, upon receipt by the Company of the full payment for such Warrant Shares, will be validly issued, fully paid, and nonassessable, without any personal liability attaching to the ownership thereof and will not be issued in violation of any preemptive or similar rights of Stockholders.

Section 5                      Adjustments.

(a)           In the event that the Company shall at any time after the Initial Exercise Date:  (i) declare a dividend or make a distribution on the outstanding Common Stock payable in shares of its capital stock, (ii) subdivide the outstanding Common Stock into a greater number of shares of Common Stock, (iii) combine the outstanding Common Stock into a smaller number of shares, or (iv) issue any shares of its capital stock by reclassification of the Common Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing corporation), then, in each case, the Exercise Price per Warrant Share in effect at the time of the record date for the determination of Stockholders entitled to receive such dividend or distribution or of the effective date of such subdivision, combination, or reclassification shall be adjusted so that it shall equal the price determined by multiplying such Exercise Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such action, and the denominator of which shall be the number of shares of Common Stock outstanding after giving effect to such action.  Such adjustment shall be made successively whenever any event listed above shall occur and shall become effective at the close of business on such record date or at the close of business on the date immediately preceding such effective date, as applicable.

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(b)           All calculations under this Section 5 shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be.

(c)           In any case in which this Section 5 shall require that an adjustment in the number of Warrant Shares be made effective as of a record date for a specified event, the Company may elect to defer, until the occurrence of such event, issuing to the Holder, if the Holder exercised this Warrant after such record date, the Warrant Shares, if any, issuable upon such exercise over and above the number of Warrant Shares issuable upon such exercise on the basis of the number of shares of Common Stock in effect prior to such adjustment; provided, however, that the Company shall deliver to the Holder a due bill or other appropriate instrument evidencing the Holder’s right to receive such additional shares of Common Stock upon the occurrence of the event requiring such adjustment.

(d)           Whenever there shall be an adjustment as provided in this Section 5, the Company shall within fifteen (15) days thereafter cause written notice thereof to be sent by registered mail, postage prepaid, to the Holder, at its address as it shall appear in the Warrant Register, which notice shall be accompanied by an officer’s certificate setting forth the number of Warrant Shares issuable and the Exercise Price thereof after such adjustment and setting forth a brief statement of the facts requiring such adjustment and the computation thereof, which officer’s certificate shall be conclusive evidence of the correctness of any such adjustment absent manifest error.

(e)           The Company shall not be required to issue fractions of shares of Common Stock or other capital stock of the Company upon the exercise of this Warrant.  If any fraction of a share of Common Stock would be issuable on the exercise of this Warrant (or specified portions thereof), the Company shall purchase such fraction for an amount in cash equal to the same fraction of the average closing sale price (or average of the closing bid and asked prices, if closing sale price is not available) of Common Stock for the ten (10) trading days ending on and including the date of exercise of this Warrant.

(f)           No adjustment in the Exercise Price per Warrant Share shall be required if such adjustment is less than Five Cents ($0.05); provided, however, that any adjustments which by reason of this Section 5 are not required to be made shall be carried forward and taken into account in any subsequent adjustment.

(g)           Upon each adjustment of the Exercise Price pursuant to Section 5 (a), the number of shares of Common Stock purchasable upon exercise of this Warrant shall be adjusted to the number of shares of Common Stock, calculated to the nearest one hundredth of a share, obtained by multiplying the number of shares of Common Stock purchasable immediately prior to such adjustment upon the exercise of this Warrant Certificate by the Exercise Price in effect prior to such adjustment and dividing the product so obtained by the new  Exercise Price.

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Section 6                      Reclassification; Reorganization; Merger.

(a)           In case of any capital reorganization, other than in the cases referred to in Section 5(a) hereof, or the consolidation or merger of the Company with or into another corporation (other than a merger or consolidation in which the Company is the continuing corporation and which does not result in any reclassification of the outstanding shares of Common Stock or the conversion of such outstanding shares of Common Stock into shares of other stock or other securities or property), or in the case of any sale, lease, or conveyance to another corporation of the property and assets of any nature of the Company as an entirety or substantially as an entirety (such actions being hereinafter collectively referred to as “Reorganizations”), there shall thereafter be deliverable upon exercise of this Warrant (in lieu of the number of Warrant Shares theretofore deliverable) the number of shares of stock or other securities or property to which a holder of the respective number of Warrant Shares which would otherwise have been deliverable upon the exercise of this Warrant would have been entitled upon such Reorganization if this Warrant had been exercised in full immediately prior to such Reorganization.  In case of any Reorganization, appropriate adjustment, as determined in good faith by the Board of Directors of the Company, shall be made in the application of the provisions herein set forth with respect to the rights and interests of the Holder so that the provisions set forth herein shall thereafter be applicable, as nearly as possible, in relation to any shares or other property thereafter deliverable upon exercise of this Warrant.  Any such adjustment shall be made by, and set forth in, a supplemental agreement between the Company, or any successor thereto, and the Holder, with respect to this Warrant, and shall for all purposes hereof conclusively be deemed to be an appropriate adjustment.  The Company shall not effect any such Reorganization unless, upon or prior to the consummation thereof, the successor corporation, or if the Company shall be the surviving corporation in any such Reorganization and is not the issuer of the shares of stock or other securities or property to be delivered to holders of shares of the Common Stock outstanding at the effective time thereof, then such issuer, shall assume by written instrument the obligation to deliver to the Holder such shares of stock, securities, cash, or other property as such Holder shall be entitled to purchase in accordance with the foregoing provisions.  In the event of sale, lease, or conveyance or other transfer of all or substantially all of the assets of the Company as part of a plan for liquidation of the Company, all rights to exercise this Warrant shall terminate thirty (30) days after the Company gives written notice to the Holder that such sale or conveyance or other transfer has been consummated.

(b)           In case of any reclassification or change of the shares of Common Stock issuable upon exercise of this Warrant (other than a change in par value or from a specified par value to no par value, or as a result of a subdivision or combination, but including any change in the shares into two or more classes or series of shares), or in case of any consolidation or merger of another corporation into the Company in which the Company is the continuing corporation and in which there is a reclassification or change (including a change to the right to receive cash or other property) of the shares of Common Stock (other than a change in par value, or from no par value to a specified par value, or as a result of a subdivision or combination, but including any change in the shares into two or more classes or series of shares), the Holder of this Warrant shall have the right thereafter to receive upon exercise of this Warrant solely the kind and amount of shares of stock and other securities, property, cash, or any combination thereof receivable upon such reclassification, change, consolidation, or merger.  Thereafter, appropriate provision shall be made for adjustments which shall be as nearly equivalent as practicable to the adjustments in Section 5.

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(c)           The above provisions of this Section 6 shall similarly apply to successive reclassifications and changes of shares of Common Stock and to successive consolidations, mergers, sales, leases, or conveyances.

Section 7                      Notice of Certain Events.

In case at any time the Company shall propose:

(a)           to pay any dividend or make any distribution on shares of Common Stock in shares of Common Stock or make any other distribution (other than regularly scheduled cash dividends which are not in a greater amount per share than the most recent such cash dividend) to all holders of Common Stock; or

(b)           to issue any rights, warrants, or other securities to all holders of Common Stock entitling them to purchase any additional shares of Common Stock or any other rights, warrants, or other securities; or

(c)           to effect any reclassification or change of outstanding shares of Common Stock or any consolidation, merger, sale, lease, or conveyance of property, as described in Section 7; or

(d)           to effect any liquidation, dissolution, or winding-up of the Company; or

(e)           to take any other action which would cause an adjustment to the Exercise Price per Warrant Share;

then, and in any one or more of such cases, the Company shall give written notice thereof by registered mail, postage prepaid, to the Holder at the Holder’s address as it shall appear in the Warrant Register, mailed at least fifteen (15) days prior to: (1) the date as of which the holders of record of shares of Common Stock to be entitled to receive any such dividend, distribution, rights, warrants, or other securities are to be determined, (2) the date on which any such reclassification, change of outstanding shares of Common Stock, consolidation, merger, sale, lease, conveyance of property, liquidation, dissolution, or winding-up is expected to become effective and the date as of which it is expected that holders of record of shares of Common Stock shall be entitled to exchange their shares for securities or other property, if any, deliverable upon such reclassification, change of outstanding shares, consolidation, merger, sale, lease, conveyance of property, liquidation, dissolution, or winding-up, or (3) the date of such action which would require an adjustment to the Exercise Price per Warrant Share.

Section 8                      Charges and Taxes.

The issuance of any shares or other securities upon the exercise of this Warrant and the delivery of certificates or other instruments representing such shares or other securities shall be made without charge to the Holder for any tax or other charge in respect of such issuance.  The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of any certificate in a name other than that of the Holder and the Company shall not be required to issue or deliver any such certificate unless and until the person or persons requesting the issue thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

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Section 9                      Legend.

Until sold pursuant to the provisions of Rule 144 or an effective registration statement, the Warrant Shares issued on exercise of this Warrant shall be subject to a stop transfer order and the certificate or certificates representing the Warrant Shares shall bear the following legend:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD, PLEDGED, ASSIGNED, OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR (2) THE COMPANY RECEIVES AN OPINION OF COUNSEL TO THE HOLDER OF THE SECURITIES, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED, OR OTHERWISE TRANSFERRED IN THE MANNER CONTEMPLATED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR APPLICABLE STATE SECURITIES LAWS.

Section 10	Loss; Theft; Destruction; Mutilation.

Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant (and upon surrender of this Warrant if mutilated), and upon receipt by the Company of reasonably satisfactory indemnification, the Company shall execute and deliver to the Holder thereof a new Warrant of like date, tenor, and denomination.

Section 11                      Stockholder Rights.

The Holder of this Warrant shall not have, solely on account of such status, any rights of a Stockholder of the Company, either at law or in equity, or to any notice of meetings of Stockholders or of any other proceedings of the Company, except as provided in this Warrant.

Section 12                      Governing Law.

This Warrant shall be construed in accordance with the laws of the State of Nevada applicable to contracts made and performed within such State, without regard to principles of conflicts of law.

IN WITNESS WHEREOF, the Company has executed this Warrant as of the date first above written.

Company
GUARDIAN 8 CORPORATION

By:	/s/ Steve Cochennet
Steve Cochennet, President

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ELECTION TO EXERCISE

To:           Guardian 8 Corporation
11900 College Blvd.
Suite 204
Overland Park, KS  66210

The undersigned hereby exercises his, her, or its rights to purchase shares of Common Stock, $0.001 par value per share (“the Common Stock”), of Guardian 8 Corporation, a Nevada corporation (the “Company”), covered by the within Warrant and tenders payment herewith in the amount of [_______________________________________________________] Dollars ($_________________________) in accordance with the terms thereof, and requests that certificates for the securities constituting such shares of Common Stock be issued in the name of, and delivered to:

__________________________________________________________________________________________________________________________________________________________________________

(Print Name, Address, and Social Security or Tax Identification Number)

and, if such number of shares of Common Stock shall not constitute all such shares of Common Stock covered by the within Warrant, that a new Warrant for the balance of the shares of Common Stock covered by the within Warrant shall be registered in the name of, and delivered to, the undersigned at the address stated below.

Dated: __________________                                                                                     Name
(Print)

Address:                 __________________
                                 __________________
                                 __________________

                                                                                             __________________
             (Signature)

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